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Annual Report

March 31, 2001

CMA California
Municipal Money Fund

www.mlim.ml.com

TO OUR SHAREHOLDERS:

For the year ended March 31, 2001, CMA California Municipal Money Fund paid shareholders a net annualized yield of 3.02%.* As of March 31, 2001, the Fund's 7-day yield was 2.59%.

Economic Environment

During the six-month period ended March 31, 2001, the domestic economy experienced a sharp downturn. US gross domestic product growth for the fourth quarter of 2000 was 1.0%, a sharp decline compared to the 8.3% growth during the same period in 1999 and the 2.2% growth recorded during the third quarter of 2000. In response to this dramatic slowing, the Federal Reserve Board aggressively lowered short-term interest rates beginning with an intermeeting 50 basis point (0.50%) reduction in the Federal Funds rate in early January 2001, followed by two additional 50 basis point reductions in late January and mid-March 2001. This monetary easing lowered the Federal Funds rate to 5.0% by the end of the period. The US Treasury market performed well, moving prices higher, especially in the short-intermediate range of the maturity curve. The one-year Treasury bill, two-year Treasury note and five-year Treasury note experienced strong gains, lowering yields by 190 basis points, 170 basis points and 120 basis points, respectively. US equity prices, led by technology issues, suffered through a very difficult period. All major US equity indexes were down, led by the NASDAQ Composite Index, which lost nearly half of its value since September 30, 2000.

Investment Strategy

During the six-month period ended March 31, 2001, we continued to follow a neutral investment strategy. We maintained the Fund's average portfolio maturity in the 30-day-45 day range. Our portfolio composition remained stable and performed well under difficult market conditions. The California short-term municipal market was complicated by the financial distress facing two of its larger issuers, Pacific Gas & Electric and Southern California Edison. The power crisis that ensued after electric deregulation pushed these two power suppliers to the brink of bankruptcy and moved their short-term unenhanced debt to non-money-market-fund-eligible status by mid-period. These circumstances, coupled with the high demand already in place as a result of strong asset inflows, placed further downward pressure on California variable rate yields through most of the first quarter. In this environment, the yield spread between a California security and a comparable general market security grew as wide as 250 basis points, from its historic range of 20 basis points-30 basis points. Prior to the crisis, we were purchasers from both issuers but liquidated all of the Fund's positions by mid-January as the situation deteriorated. The majority of the proceeds from these liquidations were reinvested in other variable rate securities and tax-exempt commercial paper.

When the situation stabilized toward the end of the period, we began to repurchase letter-of-credit backed securities issued by Pacific Gas & Electric, which are secured by a top-tier financial institution that guarantees payment of both principal and interest. Additionally, we purchased tax-exempt commercial paper with maturities ranging from late February 2001 to early April 2001. We did this in anticipation of the drop in short-term yields that occurred in January, and these holdings performed well through the first quarter of 2001. Finally, the strategy we implemented during the 12-month period ended March 31, 2001 enabled us to

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

meet the Fund's primary investment goals: to seek to provide shareholders with a high-quality diversified portfolio, preservation of capital and a competitive yield relative to the Fund's Lipper, Inc. category.

In the coming months, three factors will play important roles in the direction of short-term municipal yields. First, there are the efforts of the Federal Reserve Board to rejuvenate the domestic economy with further interest rate reductions. By March 31, 2001, US Treasury investors had priced an additional 75 basis points in monetary easings which, if implemented, would increase the downward pressure on short-term municipal yields. Second, there are the income tax payment outflows that will begin in mid-April. The Fund enters this period well-positioned to meet the increased redemptions that occur at this time and to take advantage of the expected rise in variable rate yields that occurs as demand for these products lessens. Third, we have the commencement of the note issuance season in June. In recent years, the state of California reduced its reliance on short-term financing as a result of strong tax revenues. However, since January much of the budget surplus was exhausted to purchase power on behalf of the struggling utilities. This financial strain may force the state to return to the market to meet its short-term financial obligations. Finally, we anticipate that the Fund's average portfolio maturity will be extended in the upcoming months as our existing note positions mature and are reinvested in new issuance.

In Conclusion

We thank you for your continued support of CMA California Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Steven T. Lewis

Steven T. Lewis
Vice President and Portfolio Manager

May 1, 2001

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001                      (IN THOUSANDS)

                        Face
State                  Amount                                  Issue                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
California--                      ABN Amro Munitops Certificates Trust, VRDN (a):
94.0%                 $10,412         Series 1998-17, 3.43% due 7/05/2006 (c) .....................................  $   10,412
                        5,000         Series 1998-25, 3.43% due 7/05/2006 (c) .....................................       5,000
                        5,373         Series 1999-7, 3.43% due 7/04/2007 (b) ......................................       5,373
                       12,000         Series 1999-8, 3.95% due 4/04/2007 (c) ......................................      12,000
                                  California Educational Facilities Authority Revenue Bonds, VRDN (a):
                       11,500         (Life Chiropractic College), 3.25% due 1/01/2025 ............................      11,500
                        4,000         (Pepperdine University), Series B, 3.35% due 11/01/2029 .....................       4,000
                        3,900         (San Francisco Conservatory), 3.30% due 3/01/2025 ...........................       3,900
                                  California HFA, Home Mortgage Revenue Bonds, AMT:
                        2,765         Series S, 4.25% due 8/01/2001 (g) ...........................................       2,765
                        2,900         VRDN, Series W, 3.90% due 10/01/2001 (a) ....................................       2,900
                                  California HFA, M/F Housing Revenue Bonds, VRDN (a):
                        3,700         AMT, Series A, 3.80% due 2/01/2035 ..........................................       3,700
                       47,600         AMT, Series C, 3.30% due 2/01/2033 ..........................................      47,600
                       18,320         Series D, 3.25% due 2/01/2031 ...............................................      18,320
                        3,000     California Infrastructure and Economic Development Bank, Empowerment
                                  Revenue Bonds (Gold Coast Baking Company Project), VRDN, AMT,
                                  3.65% due 4/01/2012 (a) .........................................................       3,000
                        5,600     California Pollution Control Financing Authority, Environmental Improvement
                                  Revenue Bonds (Atlantic Richfield Co. Project), VRDN, AMT,
                                  3.40% due 12/01/2032 (a) ........................................................       5,600
                                  California Pollution Control Financing Authority, PCR, Refunding, VRDN (a):
                        1,000         (Pacific Gas and Electric), Series A, 5.50% due 12/01/2018 (i) ..............       1,000
                        1,000         (Pacific Gas and Electric), Series F, 5.50% due 11/01/2026 (i) ..............       1,000
                        1,100         (Shell Oil Company Project), Series B, 3.35% due 10/01/2011 .................       1,100
                                  California Pollution Control Financing Authority, Resource Recovery Revenue
                                  Bonds, VRDN (a):
                       42,500         (Atlantic Richfield Co. Project), Series A, 3.40% due 12/01/2024 ............      42,500
                       19,000         (Delano Project), AMT, 3.45% due 8/01/2019 ..................................      19,000
                                  California Pollution Control Financing Authority, Solid Waste Disposal
                                  Revenue Bonds, VRDN, AMT (a):
                        3,030         (Edco Disposal Corp. Project), Series A, 3.35% due 10/01/2016 ...............       3,030
                       12,900         (Shell Martinez Refining), Series A, 3.30% due 10/01/2031 ...................      12,900
                       36,390         (Shell Martinez Refining), Series B, 3.35% due 10/01/2031 ...................      36,390
                       34,900         (Shell Oil Company--Martinez Project), Series A, 3.35% due 10/01/2024 .......      34,900
                       15,800         (Shell Oil Company--Martinez Project), Series B, 3.35% due 12/01/2024 .......      15,800
                        4,965         (Taormina Industries Inc. Project), 3.35% due 8/01/2014 .....................       4,965
                        9,300         (Taormina Industries Inc. Project), Series A, 3.35% due 8/01/2016 ...........       9,300
                       16,485         (Taormina Industries Inc. Project), Series B, 3.35% due 8/01/2014 ...........      16,485

Portfolio Abbreviations for CMA California Municipal Money Fund

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
CP          Commercial Paper
FLOATS      Floating Rate Securities
GO          General Obligation Bonds
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
MSTR        Municipal Securities Trust Receipts
PCR         Pollution Control Revenue Bonds
TECP        Tax-Exempt Commercial Paper
TRAN        Tax Revenue Anticipation Notes
VRDN        Variable Rate Demand Notes

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONTINUED)          (IN THOUSANDS)

                        Face
State                  Amount                                  Issue                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
California            $66,000     California School Cash Reserve Program Authority Revenue Bonds (Pooled),
(continued)                       Series A, 5.25% due 7/03/2001 (d) ...............................................  $   66,161
                       11,195     California School Facilities Financing Corporation, COP, Refunding (Capital
                                  Improvement Financing Projects), VRDN, Series C, 3.35% due 7/01/2022 (a) ........      11,195
                                  California State, CP:
                       45,815         2% due 4/02/2001 ............................................................      45,815
                       27,500         2.75% due 4/02/2001 .........................................................      27,500
                        5,000         2.25% due 4/04/2001 .........................................................       5,000
                        3,500         2.70% due 4/04/2001 .........................................................       3,500
                        5,800         1.90% due 4/05/2001 .........................................................       5,800
                       13,000         2.05% due 4/05/2001 .........................................................      13,000
                       15,000         2.60% due 6/01/2001 .........................................................      15,000
                        2,900     California State Economic Development Financing Authority, IDR (Harvel
                                  Plastics Inc. Project), VRDN, AMT, 3.65% due 3/01/2010 (a) ......................       2,900
                                  California State, GO, MSTR, VRDN (a):
                        8,555         Series SGA-7, 3.50% due 9/01/2018 (e) .......................................       8,555
                        9,600         Series SGA-39, 3.50% due 6/01/2014 (b) ......................................       9,600
                        9,340         Series SGA-40, 3.50% due 6/01/2013 (c) ......................................       9,340
                        9,370         Series SGA-72, 3.50% due 6/01/2017 (c) ......................................       9,370
                                  California State, GO, Refunding, MSTR, VRDN (a):
                       46,200         Series SGA-115, 3.45% due 12/01/2030 ........................................      46,200
                        8,300         Series SGA-119, 3.70% due 9/01/2028 (c) .....................................       8,300
                        6,400     California Statewide Communities Development Authority, COP (Continuing
                                  Care/University Project), VRDN, 3.35% due 11/15/2028 (a) ........................       6,400
                                  California Statewide Communities Development Authority, M/F Housing
                                  Revenue Bonds, VRDN, AMT (a):
                       10,000         (Canyon Creek Apartments), Series C, 3.35% due 6/15/2025 (f) ................      10,000
                        3,660         (Greenback Manor Apartments), Series A, 3.45% due 2/01/2028 .................       3,660
                        4,200         (Kimberly Woods), Series B, 3.35% due 6/15/2025 (f) .........................       4,200
                       56,075     California Statewide Communities Development Authority Revenue Bonds,
                                  TRAN, Series A, 5.25% due 6/29/2001 .............................................      56,327
                       24,890     California Statewide Communities Development Authority, Solid Waste
                                  Facilities Revenue Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT,
                                  3.40% due 12/15/2024 (a) ........................................................      24,890
                       56,700     California Transit Finance Authority Revenue Bonds, VRDN,
                                  3.25% due 10/01/2027 (a)(e) .....................................................      56,700
                       25,000     Chula Vista, California, IDR, Refunding (San Diego Gas & Electric Co.), VRDN,
                                  AMT, Series B, 5.10% due 12/01/2021 (a) .........................................      25,000
                                  Clipper Tax Exempt, COP, VRDN, AMT, Series 98-9 (a):
                       25,000         3.30% due 6/01/2002 .........................................................      25,000
                        4,768         3.30% due 7/12/2003 .........................................................       4,768
                       15,950         3.30% due 9/01/2004 .........................................................      15,950
                       29,000     Contra Costa, California, Water District, CP, Series A, 3.05% due 6/13/2001 .....      29,000
                       15,525     Contra Costa, California, Water District Revenue Bonds, MSTR, VRDN,
                                  Series SGA 24, 3.50% due 10/01/2019 (a)(b) ......................................      15,525
                        5,800     Dublin, California, M/F Housing Authority Revenue Bonds (Park Sierra), VRDN,
                                  AMT, Series A, 3.50% due 6/01/2028 (a) ..........................................       5,800
                       16,355     Eagle Tax-Exempt Trust, California, HFA, Mortgage Revenue Bonds, VRDN,
                                  Series F-C7, 3.15% due 8/01/2023 (a)(b) .........................................      16,355

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONTINUED)          (IN THOUSANDS)

                        Face
State                  Amount                                  Issue                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
California                        Eagle Tax-Exempt Trust, California, VRDN (a):
(continued)           $ 9,705         Series 97C-0501, 3.15% due 11/01/2020 .......................................  $    9,705
                        9,700         Series 2000-0501, Class A, 3.15% due 10/01/2028 .............................       9,700
                       13,905         Series 2000-0507, Class A, 3.15% due 10/01/2026 .............................      13,905
                       19,200     East Bay, California, Municipal Utility District, Wastewater Treatment System
                                  Revenue Bonds, CP, 2.40% due 6/12/2001 ..........................................      19,200
                       20,000     Eastern Municipal Water District, California, Water and Sewer Revenue
                                  Refunding Bonds, COP, VRDN, Series B, 3.40% due 7/01/2020 (a)(c) ................      20,000
                        8,900     Elsinore Valley, California, Municipal Water District, COP, VRDN,
                                  Series A, 3.40% due 7/01/2029 (a)(c) ............................................       8,900
                        4,685     Fresno, California, Water System Revenue Refunding Bonds, MSTR, VRDN,
                                  Series SGA 76, 3.50% due 6/01/2024 (a)(c) .......................................       4,685
                       15,000     Fresno County, California, GO, TRAN, 5% due 7/02/2001 ...........................      15,028
                        6,620     Highland, California, Redevelopment Agency, M/F Housing Revenue Bonds
                                  (Jeffrey Court Senior Apartments), VRDN, AMT, 3.45% due 3/01/2028 (a) ...........       6,620
                        1,100     Irvine, California, Improvement Bond Act of 1915 Revenue Bonds (Assessment
                                  District Number 97-16), VRDN, 3.35% due 9/02/2022 (a) ...........................       1,100
                        5,100     Irvine Ranch, California, Water District, GO, VRDN, Series Number 105, 140, 240,
                                  and 250, 3.30% due 1/01/2021 (a) ................................................       5,100
                        2,155     Kern County, California, Superintendent of Schools, COP, VRDN, Series A,
                                  3.30% due 12/01/2021 (a) ........................................................       2,155
                       10,000     Livermore Valley, California, Joint Unified School District, GO, TRAN,
                                  4.50% due 10/24/2001 ............................................................      10,044
                       19,430     Loma Linda, California, M/F Housing Revenue Bonds (Loma Linda Springs
                                  Apartments), VRDN, AMT, 3.42% due 7/01/2019 (a) .................................      19,430
                                  Long Beach, California, Harbor Revenue Bonds, CP, AMT, Series A:
                       27,400         3.20% due 4/06/2001 .........................................................      27,400
                       15,000         3.75% due 4/06/2001 .........................................................      15,000
                       10,940     Los Angeles, California, Community Redevelopment Agency, M/F Housing
                                  Revenue Bonds (Rowan Lofts Project), VRDN, AMT, Series A,
                                  3.40% due 12/01/2034 (a) ........................................................      10,940
                        3,000     Los Angeles, California, Department of Airports, Airport Municipal Trust
                                  Revenue Bonds, FLOATS, Series SG 61, 3.35% due 5/15/2020 (a) ....................       3,000
                                  Los Angeles, California, Department of Water and Power, CP:
                        3,200         2% due 4/02/2001 ............................................................       3,200
                       25,000         4% due 4/06/2001 ............................................................      25,000
                       30,000         2.60% due 6/01/2001 .........................................................      30,000
                        9,000         2.55% due 6/14/2001 .........................................................       9,000
                                  Los Angeles, California, Department of Water and Power, Electric Plant
                                  Revenue Refunding Bonds, VRDN (a):
                        4,075         MSTR, Series SGA 4, 3.50% due 11/15/2019 (c) ................................       4,075
                        4,005         MSTR, Series SGA 6, 3.50% due 11/15/2019 (b) ................................       4,005
                       41,000         Second Issue, Series B, 3.30% due 2/01/2010 .................................      41,000
                       17,500     Los Angeles, California, Department of Water and Power, Waterworks
                                  Revenue Bonds, CP, 3.75% due 5/17/2001 (g) ......................................      17,500
                       44,300     Los Angeles, California, Department of Water and Power, Waterworks
                                  Revenue Refunding Bonds, VRDN, Sub-Series B-4, 3.55% due 7/01/2035 (a) ..........      44,300
                        5,000     Los Angeles, California, Harbor Department Revenue Bonds, FLOATS,
                                  Series SG-59, 3.35% due 8/01/2026 (a)(b) ........................................       5,000
                        6,875     Los Angeles, California, Wastewater System Revenue Bonds, CP,
                                  2.75% due 4/04/2001 .............................................................       6,875

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONTINUED)          (IN THOUSANDS)

                        Face
State                  Amount                                  Issue                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
California            $33,430     Los Angeles County, California, Capital Asset Leasing Corporation, Leasehold
(continued)                       Revenue Bonds, CP, 2.10% due 4/05/2001 ..........................................  $   33,430
                       33,035     Los Angeles County, California, GO, TRAN, Series A, 5% due 6/29/2001 ............      33,102
                                  Los Angeles County, California, Metropolitan Transportation Authority
                                  Revenue Refunding Bonds, MSTR, VRDN (a)(e):
                       78,975         Series SGB 1, 3.15% due 7/01/2025 ...........................................      78,975
                       40,850         Series SGB 2, 3.15% due 7/01/2021 ...........................................      40,850
                                  Los Angeles County, California, Metropolitan Transportation Authority,
                                  Sales Tax Revenue Bonds, FLOATS (a):
                        6,000         Series SG-46, 3.30% due 7/01/2017 (d) .......................................       6,000
                       10,000         Series SG-54, 2.65% due 4/04/2001 (d) .......................................      10,000
                       35,000         Series SG-55, 3.30% due 7/01/2018 (b) .......................................      35,000
                                  Metropolitan Water District of Southern California, Waterworks Revenue
                                  Refunding Bonds, VRDN (a):
                       17,700         Series B-1, 3.35% due 7/01/2035 .............................................      17,700
                       62,600         Series B-3, 3.25% due 7/01/2035 .............................................      62,600
                       14,900         Series B-4, 3.30% due 7/01/2035 .............................................      14,900
                        7,435     Monrovia, California, Unified School District, GO, MSTR, VRDN, Series SGA 70,
                                  3.50% due 8/01/2022 (a)(b) ......................................................       7,435
                                  Municipal Securities Trust Certificates, Class A, VRDN (a):
                       24,550         GO, Series 2000-97, 3.93% due 6/12/2001 .....................................      24,557
                       20,860         GO, Series 2001-118, 2.80% due 3/03/2009 ....................................      20,860
                       46,995         Series 2000-95, 3.45% due 6/29/2001 .........................................      46,995
                                  Newport Beach, California, Revenue Bonds (Hoag Memorial Presbyterian
                                  Hospital), VRDN (a):
                       12,500         Series A, 3.25% due 12/01/2029 ..............................................      12,500
                       25,000         Series B, 3.25% due 12/01/2029 ..............................................      25,000
                       15,000         Series C, 3.25% due 12/01/2029 ..............................................      15,000
                       20,541     Orange County, California, Special Assessment Improvement Bond (Assessment
                                  District Number 88-1), VRDN, 3.40% due 9/02/2018 (a) ............................      20,541
                        5,000     Pittsburg, California, Mortgage Obligation Revenue Refunding Bonds, VRDN,
                                  Series A, 3.55% due 12/30/2031 (a) ..............................................       5,000
                       13,570     Port Oakland, California, Port Revenue Bonds, MSTR, VRDN, Series SG 112,
                                  3.35% due 11/01/2025 (a)(b) .....................................................      13,570
                        3,150     Redlands, California, M/F Housing Revenue Bonds (Orange Village Apartments
                                  Project), VRDN, AMT, Series A, 3.40% due 8/01/2018 (a) ..........................       3,150
                       12,600     Sacramento, California, Housing Authority, M/F Housing Revenue Bonds
                                  (Greenfair Apartments), VRDN, AMT, Series G, 3.35% due 12/01/2030 (a) ...........      12,600
                       28,113     Sacramento, California, Municipal Utility District, CP, Series H,
                                  2.15% due 5/10/2001 .............................................................      28,113
                        5,760     Sacramento, California, Municipal Utility District, Electric Revenue Bonds,
                                  MSTR, VRDN, Series SGB 4, 3.15% due 8/15/2021 (a)(d) ............................       5,760
                        9,400     Sacramento, California, Municipal Utility District, Electric Revenue Refunding
                                  Bonds, MSTR, VRDN, Series SGA 5, 3.50% due 11/15/2006 (a)(e) ....................       9,400
                        3,000     Sacramento County, California, GO, TRAN, 5% due 10/04/2001 ......................       3,019
                       10,000     San Bernardino County, California, COP, Refunding (Medical Center Financing
                                  Project), VRDN, 3.25% due 8/01/2026 (a)(b) ......................................      10,000
                        5,800     San Bernardino County, California, Residential Mortgage Revenue Refunding
                                  Bonds (Ramona Garden), VRDN, Series A, 3.50% due 2/01/2017 (a) ..................       5,800
                        7,400     San Diego, California, San Diego Gas & Electric, CP, 5.25% due 4/06/2001 ........       7,400
                        7,000     San Diego, California, Sewer Revenue Bonds, FLOATS, Series SG 14,
                                  3.30% due 5/15/2020 (a)(d) ......................................................       7,000

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONTINUED)          (IN THOUSANDS)

                        Face
State                  Amount                                  Issue                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
California                        San Diego, California, Unified Port District, CP:
(concluded)           $ 6,965         2.30% due 4/02/2001 .........................................................  $    6,965
                       10,801         1.90% due 4/04/2001 .........................................................      10,801
                       13,069         2.10% due 4/04/2001 .........................................................      13,069
                        3,500     San Diego, California, Unified School District, TRAN, Series A,
                                  5.25% due 10/04/2001 ............................................................       3,525
                       26,500     San Diego County, California, School District Note Participants Revenue Bonds,
                                  TRAN, Series C, 6% due 10/04/2001 ...............................................      26,759
                       11,400     San Francisco, California, CP, 3.10% due 6/20/2001 ..............................      11,400
                                  San Francisco, California, City and County Airport Commission, International
                                  Airport Revenue Bonds, MSTR, VRDN (a):
                        7,705         AMT, Series SGA-56, 3.50% due 5/01/2026 (b) .................................       7,705
                       28,005         Series SG-115, 3.35% due 5/01/2020 ..........................................      28,005
                       16,555         Series SG-116, 3.35% due 5/01/2026 ..........................................      16,555
                       25,000     San Jose, California, M/F Housing Revenue Bonds (Siena Renaissance
                                  Square Apartments), VRDN, 3.40% due 12/01/2029 (a) ..............................      25,000
                        2,000     San Jose-Santa Clara, California, Water Financing Authority, Sewer
                                  Revenue Bonds, FLOATS, Series SG-49, 3.30% due 11/15/2020 (a)(c) ................       2,000
                       35,000     San Juan, California, Unified School District, GO, TRAN, 4.50% due 10/24/2001 ...      35,154
                        6,800     Santa Clara, California, Electric Revenue Bonds, Series A,
                                  5.75% due 7/01/2001 (b)(h) ......................................................       6,825
                        9,935     Santa Clara, California, Electric Revenue Refunding Bonds, MSTR, VRDN,
                                  Series SGA-75, 3.50% due 7/01/2027 (a)(d) .......................................       9,935
                        8,315     Santa Cruz County, California, Public Financing Authority Revenue Bonds,
                                  MSTR, VRDN, Series SG-23, 3.30% due 9/01/2023 (a)(b) ............................       8,315
                        5,225     Santa Rosa, California, M/F Housing Revenue Bonds (Oak Creek Apartments
                                  Project), VRDN, Series A, 3.50% due 6/01/2018 (a) ...............................       5,225
                        3,435     Shafter, California, IDA, IDR (Building Materials Manufacturing Corporation
                                  Project), VRDN, AMT, 3.35% due 6/01/2029 (a) ....................................       3,435
                        3,550     Simi Valley, California, Community Redevelopment Agency, M/F Housing
                                  Revenue Bonds (Ashlee Manor Project), VRDN, AMT, Series A,
                                  3.55% due 10/01/2017 (a) ........................................................       3,550
                       12,000     Simi Valley, California, M/F Housing Revenue Bonds (Shadowridge Apartments),
                                  VRDN, 3.35% due 9/01/2019 (a) ...................................................      12,000
                       13,805     South Coast, California, Local Education Agencies, GO, TRAN,
                                  5% due 7/03/2001 ................................................................      13,832
                        6,765     Southern California Public Power Authority, Power Project Revenue Bonds,
                                  MSTR, VRDN, Series SG-35, 3.40% due 7/01/2012 (a) ...............................       6,765
                        9,900     Southern California Public Power Authority, Power Project Revenue Refunding
                                  Bonds (Palo Verde Project), VRDN, Series B, 3.35% due 7/01/2009 (a)(d) ..........       9,900
                       24,500     Southern California Public Power Authority, Transmission Project
                                  Revenue Refunding Bonds (Southern Transmission), VRDN,
                                  3.35% due 7/01/2019 (a)(d) ......................................................      24,500
                       13,000     University of California Revenue Bonds (Board of Regents), CP,
                                  2.75% due 5/07/2001 .............................................................      13,000
                       13,000     Upland, California, Apartment Development Revenue Refunding Bonds
                                  (Mountain Springs--Issue A), VRDN, 3.30% due 11/15/2028 (a)(f) ..................      13,000
                       30,000     Ventura County, California, GO, TRAN, Series A, 5% due 7/03/2001 ................      30,060
                        7,500     Watereuse Finance Authority, California, Revenue Bonds, VRDN,
                                  5% due 5/01/2028 (a)(e) .........................................................       7,500

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONCLUDED)          (IN THOUSANDS)

                        Face
                       Amount                                  Issue                                                     Value
-------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--                     Government Development Bank of Puerto Rico, TECP:
5.2%                  $16,161         3.80% due 4/11/2001 .........................................................  $   16,161
                       15,000         2.15% due 4/23/2001 .........................................................      15,000
                       47,958         2.25% due 4/24/2001 .........................................................      47,958
                       26,500         2.90% due 8/30/2001 .........................................................      26,500
                       21,000     Puerto Rico Electric Power Authority, Power Revenue Bonds, GO, MSTR, VRDN,
                                  Series SGA-43, 3.50% due 7/01/2022 (a) ..........................................      21,000
-------------------------------------------------------------------------------------------------------------------------------
                                  Total Investments (Cost--$2,410,774*)--99.2% ....................................   2,410,774

                                  Other Assets Less Liabilities--0.8% .............................................      18,400
                                                                                                                     ----------
                                  Net Assets--100.0% ..............................................................  $2,429,174
                                                                                                                     ==========
===============================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2001.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   AMBAC Insured.
(e)   FSA Insured.
(f)   FNMA Collateralized.
(g)   Escrowed to maturity.
(h)   Prerefunded.
(i)   Letter-of-credit backed security.
  *   Cost for Federal income tax purposes.

      See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2001

Assets:
Investments, at value (identified cost--$2,410,773,999) ...............................                          $  2,410,773,999
Cash ..................................................................................                                    77,575
Interest receivable ...................................................................                                20,215,253
Prepaid registration fees and other assets ............................................                                    54,157
                                                                                                                 ----------------
Total assets ..........................................................................                             2,431,120,984
                                                                                                                 ----------------
Liabilities:
Payables:
  Distributor .........................................................................     $   775,232
  Investment adviser ..................................................................         766,274
  Beneficial interest redeemed ........................................................           1,993                 1,543,499
                                                                                            -----------
Accrued expenses and other liabilities ................................................                                   403,078
                                                                                                                 ----------------
Total liabilities .....................................................................                                 1,946,577
                                                                                                                 ----------------
Net Assets ............................................................................                          $  2,429,174,407
                                                                                                                 ================
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized ..                          $    242,988,688
Paid-in capital in excess of par ......................................................                             2,186,896,533
Accumulated realized capital losses--net ..............................................                                  (710,814)
                                                                                                                 ----------------
Net Assets--Equivalent to $1.00 per share based on 2,429,886,880 shares of
beneficial interest outstanding .......................................................                          $  2,429,174,407
                                                                                                                 ================

See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2001

Investment Income:
Interest and amortization of premium and discount earned .............................                             $   83,810,090

Expenses:
Investment advisory fees .............................................................    $    9,690,839
Distribution fees ....................................................................         2,936,933
Accounting services ..................................................................           394,635
Transfer agent fees ..................................................................           208,102
Custodian fees .......................................................................           111,098
Registration fees ....................................................................            70,182
Professional fees ....................................................................            65,226
Printing and shareholder reports .....................................................            53,922
Pricing fees .........................................................................            16,024
Trustees' fees and expenses ..........................................................            12,691
Other ................................................................................            25,031
                                                                                          --------------
Total expenses .......................................................................                                 13,584,683
                                                                                                                   --------------
Investment income--net ...............................................................                                 70,225,407
Realized Loss on Investments--Net ....................................................                                   (181,614)
                                                                                                                   --------------
Net Increase in Net Assets Resulting from Operations .................................                             $   70,043,793
                                                                                                                   ==============

See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   For the Year Ended March 31,
                                                                              -------------------------------------
Increase (Decrease) in Net Assets:                                                  2001                  2000
-------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .................................................      $    70,225,407       $    53,469,586
Realized gain (loss) on investments--net ...............................             (181,614)              303,766
                                                                              ---------------       ---------------
Net increase in net assets resulting from operations ...................           70,043,793            53,773,352
                                                                              ---------------       ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net ..................          (70,225,407)          (53,469,586)
                                                                              ---------------       ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares .......................................        8,950,461,133         8,658,331,275
Value of shares issued to shareholders in reinvestment of dividends ....           70,235,396            53,469,216
                                                                              ---------------       ---------------
                                                                                9,020,696,529         8,711,800,491
Cost of shares redeemed ................................................       (8,903,494,977)       (8,670,813,514)
                                                                              ---------------       ---------------
Net increase in net assets derived from beneficial interest transactions          117,201,552            40,986,977
                                                                              ---------------       ---------------
Net Assets:
Total increase in net assets ...........................................          117,019,938            41,290,743
Beginning of year ......................................................        2,312,154,469         2,270,863,726
                                                                              ---------------       ---------------
End of year ............................................................      $ 2,429,174,407       $ 2,312,154,469
                                                                              ===============       ===============

See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.                 For the Year Ended March 31,
                                             -------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:           2001              2000              1999              1998              1997
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .......   $        1.00     $        1.00     $        1.00     $        1.00     $        1.00
                                             -------------     -------------     -------------     -------------     -------------
Investment income--net ...................             .03               .03               .03               .03               .03
Realized gain (loss) on investments--net .              --+               --+               --+               --+               --+
                                             -------------     -------------     -------------     -------------     -------------
Total from investment operations .........             .03               .03               .03               .03               .03
                                             -------------     -------------     -------------     -------------     -------------
Less dividends from investment income--net            (.03)             (.03)             (.03)             (.03)             (.03)
                                             -------------     -------------     -------------     -------------     -------------
Net asset value, end of year .............   $        1.00     $        1.00     $        1.00     $        1.00     $        1.00
                                             =============     =============     =============     =============     =============
Total Investment Return ..................           3.02%             2.59%             2.68%             3.06%             2.90%
                                             =============     =============     =============     =============     =============
Ratios to Average Net Assets:
Expenses .................................            .58%              .58%              .58%              .59%              .60%
                                             =============     =============     =============     =============     =============
Investment income--net ...................           2.98%             2.56%             2.63%             3.00%             2.85%
                                             =============     =============     =============     =============     =============
Supplemental Data:
Net assets, end of year (in thousands) ...   $   2,429,174     $   2,312,154     $   2,270,864     $   2,005,663     $   1,565,802
                                             =============     =============     =============     =============     =============

+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA California Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal

CMA CALIFORNIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $262,330 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 2001, the Fund had a net capital loss carryforward of approximately $711,000, of which $11,000 expires in 2002, $476,000 expires in 2003, $42,000 expires in 2006 and $182,000 expires in 2009. This amount will be available to offset a like amount of any future taxable gains.

CMA CALIFORNIA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 2, 2001

CMA CALIFORNIA MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid daily by CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

CMA CALIFORNIA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
   Treasurer
Phillip S. Gillespie--Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Trustee of CMA California Municipal Money Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA California
Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper              #11211--3/01